UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 30, 2021

Date of Report (Date of earliest event reported)

000-52952

Commission File Number

FREEDOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	56-2560951
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6461 N 100 E, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 30, 2021, Freedom Holdings, Inc. (the “Company” or “FHLD”) executed the Security Purchase Agreement meaning that the Company has closed the transaction to acquire equity interests consisting of an aggregate of 10,000 shares of common stock of Carbon Zero Asset Management, Inc. (COzero), representing 100% of the issued and outstanding securities of (the “Acquisition”).

COzero has become a wholly owned subsidiary of FHLD and will continue to operate the Company as a wholly owned subsidiary of FHLD.

The Purchase Price was be paid as follows:

1.	311,672,730 shares of common stock of FHLD, par value $0.0001 (the “Shares”) shall be issued to COzero shareholders.

2.	As a result of the acquisition all FHLD preferred shares have been converted into 15,920,945 shares of common stock leaving no preferred shares issued or outstanding.

Item 8.01. Other Events

On December 30, 2021, we issued the press release attached hereto as Exhibit 99.1 titled “Freedom Holdings, Inc. Clarifies OTC Markets Yield Sign”.

On December 30, 2021, we issued the press release attached hereto as Exhibit 99.2 titled “Freedom Holdings, Inc. Closes Acquisition of Carbon-Zero, a Blockchain-Based Carbon Credit Fintech Company”

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the Press Releases attached hereto as Exhibit 99.1 and 99.2 hereto) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached hereto as Exhibit 99.1 and 99.2 hereto).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
1.01	Security Purchase Agreement dated 12-30-2021
99.1	Press Release dated 12-30-2021
99.2	Press Release dated 12-30-2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2021	By:	/s/ Brian Kistler
Brian Kistler
Chief Executive Officer